Events after the reporting period	12 Months Ended
Dec. 31, 2018
Investments Schedule [Abstract]
Events after the reporting period

54 Events after the reporting period

On January 8, 2019, Aegon announced the completion of the sale of its businesses in Czech Republic and Slovakia. The businesses consists mainly of unit linked life insurance coverage, term life products and pension services. The proceeds of the sale amount to EUR 155 million and the book gain amounts to approximately EUR 80 million. As a consequence of the transaction, annual income before tax and underlying earnings before tax will decrease. In 2018, the underlying earnings before tax of the combined operations amounted to EUR 17 million.

Aegon ceded businesses to a subsidiary of Scottish Re Group. In January 2018, Scottish Re Group announced a sale and restructuring plan and commenced Chapter 11 (reorganization) procedures for some of its subsidiaries. In December 2018, the Delaware Department of Insurance began also oversight procedures of the Scottish Re Group subsidiary ‘SRUS’ with whom Aegon is a counterparty for some of its reinsurance activities. On March 1, 2019, the Delaware Department of Insurance requested SRUS to be placed in rehabilitation. The Company’s management closely monitors the current developments but is not yet able to assess whether its outstanding reserves and receivables will be recoverable. The reserves and receivables of Aegon to Scottish Re Group at December 31, 2018 are less than EUR 100 million.